UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2004

WELLCARE HEALTH PLANS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32209 (Commission File Number)	47-0937650 (IRS Employer Identification No.)

6800 North Dale Mabry Highway, Suite 268 Tampa, Florida (Address of Principal Executive Offices)	33614 (Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events and Required FD Disclosure.

     On June 3, 2003, WellCare Health Plans, Inc. (the “Company”) completed its acquisition of Harmony Health Systems, Inc., a provider of Medicaid managed care plans in Illinois and Indiana (“Harmony”). Pursuant to the Merger Agreement, dated March 3, 2004 (the “Agreement”), by and among WCG Health Management, Inc., a subsidiary of the Company formerly known as WellCare Health Plans, Inc., Zephyr Acquisition Sub, Inc., a newly formed, indirect wholly-owned subsidiary of the Company, Harmony and certain equityholders of Harmony, the Company acquired Harmony for approximately $50.3 million in cash paid to Harmony’s equityholders, after deducting (i) pre-closing distributions of cash by Harmony to its equityholders and (ii) certain transaction expenses incurred by Harmony or its shareholders. The purchase price will be adjusted by the amount of any excess or shortfall in the amount of Harmony’s reserves for medical benefits as of December 31, 2003, compared to medical benefits actually incurred as of that date as measured on or about December 31, 2004.

     Pursuant to the Agreement, at the closing, Zephyr Acquisition Sub, Inc., merged with and into Harmony, with Harmony surviving as an indirect wholly-owned subsidiary of the Company. The terms of the Agreement, including the purchase price, were determined through arms-length negotiations among the parties. No material relationship previously existed between the parties or any of their respective directors or officers.

     The foregoing description is subject to, and qualified in its entirety by, the Agreement filed as an exhibit hereto and incorporated by reference herein.

     The Company completed its acquisition of Harmony prior to the date of the final prospectus relating to the initial public offering of the Company’s common stock, and prior to the Company becoming subject to Section 13 of the Securities Exchange Act of 1934, as amended. This Current Report on Form 8-K is being filed to furnish, pursuant to Rule 3.05(b)(4) of Regulation S-X promulgated by the Securities and Exchange Commission, the financial statements of Harmony and the pro forma financial information required pursuant to Rule 3.05(b) of Regulation S-X.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

The following required financial statements of Harmony are filed as exhibit 99.1 attached hereto and are incorporated by reference herein.

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2003 and 2002

Consolidated Statements of Income for the Years Ended December 31, 2003 and 2002

Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2003 and 2002

Consolidated Statements of Cash Flows for the Years Ended December 31, 2003 and 2002

Notes to Consolidated Financial Statements

     (b) Pro Forma Financial Information.

The following required pro forma financial information is filed as exhibit 99.2 attached hereto and is incorporated by reference herein.

(i)	Unaudited Pro Forma Combined Balance Sheet as of March 31, 2004

(ii)	Unaudited Pro Forma Combined Statement of Income for the three months ended March 31, 2004

(iii)	Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 2003

     (c) Exhibits.

The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Dated: August 17, 2004	By:	/s/ Paul L. Behrens
Paul L. Behrens, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1	Merger Agreement, dated March 3, 2004, by and among WCG Health Management, Inc., formerly known as WellCare Health Plans, Inc., Zephyr Acquisition Sub, Inc., Harmony Health Systems, Inc. and the shareholders and option holders listed on the signature page thereto is hereby incorporated by reference herein to Exhibit 10.28 to the Registrant’s Registration Statement on Form S-1 (No. 333-112829).

23.1	Consent of Ernst & Young LLP.

99.1	Consolidated Financial Statements of Harmony Health Systems, Inc for the Years Ended December 31, 2003 and 2002.

99.2	Unaudited Pro Forma Combined Financial Information.